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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 22, 2002

                Advanta Business Receivables Corp., as Transferor on behalf of Advanta Business Card Master Trust
               (Exact Name of Registrant as Specified in Charter)

            Nevada                   333-32874                23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File     (IRS Employer
     of Incorporation)             Number)               Identification Number)


                       Advanta Business Receivables Corp.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Nevada                   333-32874                23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File     (IRS Employer
     of Incorporation)             Number)               Identification Number)


Attention: General Counsel
639 Isbell Road
Suite 390
Reno, Nevada                                                      89509
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:           (775) 823-3080
                                                         -----------------------

         (Former name or former address, if changed since last report)
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Item 7.  Financial Statements and Exhibits


         The following exhibit is furnished herewith:

         21 Monthly Servicer's Certificate issued on April 22, 2002 relating to the Series 2000-B, 2000-C and 2001-A Asset Backed Notes, prepared by the Servicer and sent to the Indenture Trustee pursuant to Section 5.03(a) of the Series 2000-B, 2000-C and 2001-A Indenture Supplements dated as of August 1, 2000, November 1, 2000 and April 1, 2001 respectively, covering the period of March 1, 2002 through March 31, 2002.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 ADVANTA BUSINESS CARD MASTER TRUST

                                 By: Advanta Bank Corp., as attorney-in-fact

                                 By:      /s/ Mark Shapiro

                                 Name:    Mark Shapiro
                                 Title:   Assistant Vice President-Structured
                                          Finance



                                 ADVANTA BUSINESS RECEIVABLES CORP.

                                 By:      /s/ Mark Shapiro
                                 Name:    Mark Shapiro
                                 Title:   Treasurer


Dated:   April 22, 2002

                                  Exhibit Index


Exhibit No.                                                              Page
-----------                                                              ----
         21.1     Monthly Servicer's Certificate dated April 22, 2002 prepared by the Servicer and sent to the Indenture Trustee pursuant to
                  Section 5.03(a) of the Series 2000-B, 2000-C and 2001-A
                  Indenture Supplement covering the period of March 1, 2002
                  through March 31, 2002.